UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21064

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2008

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Research Growth Fund

June 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 18, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Research Growth Fund (the “Fund”) for the annual reporting period ended June 30, 2008.

Investment Objective and Policies

The Fund’s investment objective is to seek long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Fund’s benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors into which the Adviser may invest the Fund’s assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups’ top picks for their respective sectors.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended June 30, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark during the 12-month period ended June 30, 2008. Security selection in the financial sector was the largest negative contributor to relative performance for the period. Financial stocks were eight of the 10 largest detractors from relative performance. Security selection in the consumer discretionary and health care sectors also hindered performance relative to the benchmark. Sector selection within utilities and energy was a drag on relative performance. On the positive side, security selection in materials, energy, industrials and consumer staples contributed positively to relative performance. An underweight in the consumer discretionary sector and an overweight in the materials sector contributed to the Fund’s performance compared with the benchmark.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	1

On a country level, an overweight position in Brazil and an underweight position in Japan made the most notable positive contribution to relative performance. An overweighting of Indian and Russian securities also contributed to relative performance. While the Fund’s underweight position in Canada and overweight position in Switzerland contributed negatively to performance, positive security selection within the United Kingdom was a significant contributor to relative performance. Security selection in the U.S. and Switzerland hindered relative performance for the 12-month period.

The Fund’s Class A shares without sales charges also underperformed the benchmark during the six-month period ended June 30, 2008. Security selection contributed negatively to a majority of the relative underperformance during the period. The financial sector remained under pressure and provided eight of the 10 largest detractors. Security selection in health care, consumer discretionary, information technology and utilities holdings also detracted from relative performance. Furthermore, the Fund’s underweight positions in the utility and energy sectors had a negative impact on relative performance. In addition, overweight positions in information technology and consumer staples were a minor drag on relative performance.

Security selection in consumer staples, energy and industrials contributed positively to the Fund’s performance for the period. The Fund’s underweight in the financial sector was a mild positive. An overweight in material stocks and an underweight in telecommunication services stocks also contributed to relative performance.

On a country level, overweight positions in Brazil and the United States and underweight positions in Germany and France made the most notable positive contributions to relative performance. Underweight positions in Canada and Japan, however, along with an overweight position in India, detracted from relative performance. Negative security selection within the United States overwhelmed the relative positive contribution from security selection within the U.K. and Japan.

Market Review and Investment Strategy

Global stock markets in the 12-month period ended June 30, 2008, exhibited extreme volatility, fueled by large banking write-downs, rising oil and commodity prices, a weakening housing sector and global inflation. Financial stocks in particular fared poorly during the period as concerns around losses associated with the U.S. mortgage market put significant pressure—almost indiscriminately—on all financial stocks. As 2007 ended, it was clear that the housing slump and related credit crisis was going to have far reaching implications for the U.S. economy and the rest of the world. Aggressive action by the U.S. Federal Reserve (the “Fed”) in the fourth quarter of 2007 to cut interest rates seemed to pacify the markets and investors temporarily.

2	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

In the first six months of 2008 the housing market continued its slump and drag on the U.S. economy. Concerns of a weakening job market, continued write-downs related to subprime mortgages, soaring energy costs and inflation, particularly in emerging markets, all weighed heavily on global markets during the six-month period ended June 30, 2008. Although central banks acted quickly to provide new liquidity facilities for banks and brokers, these actions did little to settle an already jittery market. There were a few bright spots during the period: tax rebates in the U.S., which boosted retail sales; the strength of U.S. exports; and the significant action by the Fed in January and March, with a series in rate cuts.

The Global Research Growth Portfolio Oversight Group and the Global Research Growth research sector heads (the “Team”) made several notable changes in sector exposure during the annual period. The financials sector is one of the Fund’s largest underweights, reflecting both the drastic decline in share prices and the

Team’s recognition of changing fundamentals and risks. The Team has refined the Fund’s holdings in financials, focusing on subsectors and companies that are tied to secular growth trends or to growth opportunities created by the recent market turmoil. The Fund has added to some of its holdings in investment banks, asset managers and exchanges, which are all direct beneficiaries of powerful long-term trends favoring investment. Materials—more specifically metals and mining stocks—have moved to a larger overweight, partly due to share appreciation, but also due to the Team’s continued confidence that a substantial dynamic gap exists in the sector because of the market’s underestimating pricing trends for several key resources. The Team has reduced the Fund’s exposure to consumer discretionary stocks as it believes that consumers who were impacted by high energy costs will curtail discretionary spending. The Team has also increased the Fund’s consumer staples sector exposure modestly, adding to food retailers.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund may invest a significant portion of its assets in foreign securities, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid securities or thinly traded markets, company management risks, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Research Growth Fund
Class A	-15.40%	-10.79%

Class B	-15.67%	-11.38%

Class C	-15.79%	-11.51%

Advisor Class*	-15.24%	-10.52%

Class R*	-15.48%	-10.94%

Class K*	-15.38%	-10.77%

Class I*	-15.22%	-10.44%

MSCI World Index (Net)†	-10.57%	-10.68%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

† The MSCI World Index (Net) reflects no deduction for fees, expenses or taxes except the reinvestment of dividends at nonwithholding taxes.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/22/02* TO 6/30/08

* Since inception of the Fund’s Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Fund Class A shares (from 7/22/02* to 6/30/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2008
	NAV Returns	SEC Returns
Class A Shares
1 Year	-10.79%	-14.58%
5 Years	11.41%	10.45%
Since Inception*	11.85%	11.04%

Class B Shares
1 Year	-11.38%	-14.61%
5 Years	10.63%	10.63%
Since Inception*	11.07%	11.07%

Class C Shares
1 Year	-11.51%	-12.31%
5 Years	10.60%	10.60%
Since Inception*	11.05%	11.05%

Advisor Class Shares†
1 Year	-10.52%	-10.52%
5 Years	11.75%	11.75%
Since Inception*	12.19%	12.19%

Class R Shares†
1 Year	-10.94%	-10.94%
Since Inception*	9.81%	9.81%

Class K Shares†
1 Year	-10.77%	-10.77%
Since Inception*	7.11%	7.11%

Class I Shares†
1 Year	-10.44%	-10.44%
Since Inception*	7.41%	7.41%

The Fund’s current prospectus fee table shows the Fund's total annual operating expense ratios as 1.61%, 2.36%, 2.32%, 1.30%, 1.82%, 1.59% and 1.26% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)
SEC Returns

Class A Shares
1 Year	-14.58%
5 Years	10.45%
Since Inception*	11.04%

Class B Shares
1 Year	-14.61%
5 Years	10.63%
Since Inception*	11.07%

Class C Shares
1 Year	-12.31%
5 Years	10.60%
Since Inception*	11.05%

Advisor Class Shares†
1 Year	-10.52%
5 Years	11.75%
Since Inception*	12.19%

Class R Shares†
1 Year	-10.94%
Since Inception*	9.81%

Class K Shares†
1 Year	-10.77%
Since Inception*	7.11%

Class I Shares†
1 Year	-10.44%
Since Inception*	7.41%

*	Inception Dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2008		Ending Account Value June 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$846.02	$1,017.55	$6.75	$7.37
Class B	$1,000	$1,000	$843.29	$1,013.92	$10.08	$11.02
Class C	$1,000	$1,000	$842.13	$1,013.92	$10.08	$11.02
Advisor Class	$1,000	$1,000	$847.55	$1,019.10	$5.33	$5.82
Class R	$1,000	$1,000	$845.16	$1,016.81	$7.43	$8.12
Class K	$1,000	$1,000	$846.20	$1,017.65	$6.66	$7.27
Class I	$1,000	$1,000	$847.81	$1,018.90	$5.51	$6.02
*	Expenses are equal to the classes’ annualized expense ratios of 1.47%, 2.20%, 2.20%, 1.16%, 1.62%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $153.5

*	All data are as of June 30, 2008. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.3% or less in the following countries: China, Hong Kong, India, Israel, Italy, Netherlands, Russia, Singapore, South Africa, South Korea, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor's. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The Portfolio of Investments section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund's prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS

June 30, 2008

Company	U.S. $ Value	Percent of Net Assets
Wal-Mart Stores, Inc.	$5,203,789	3.4%
Rio Tinto PLC	4,529,497	2.9
EOG Resources, Inc.	4,132,800	2.7
Xstrata PLC	3,549,266	2.3
Baker Hughes, Inc.	3,463,380	2.3
Noble Energy, Inc.	3,300,379	2.1
Federal National Mortgage Association	2,885,529	1.9
Credit Suisse Group AG	2,810,538	1.8
Air Products & Chemicals, Inc.	2,590,132	1.7
Nestle SA	2,587,163	1.7
	$35,052,473	22.8%

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 16.4%
Capital Markets – 9.8%
3i Group PLC	46,561	$761,648
The Blackstone Group LP	115,900	2,110,539
Credit Suisse Group AG	61,747	2,810,538
Janus Capital Group, Inc.	33,000	873,510
Lehman Brothers Holdings, Inc.	102,900	2,038,449
Macquarie Group Ltd.	27,571	1,283,583
Man Group PLC	161,471	1,994,702
Merrill Lynch & Co., Inc.	43,000	1,363,530
MF Global Ltd.(a)	30,900	194,979
Morgan Stanley	11,000	396,770
UBS AG (Swiss Virt-X)	59,497	1,239,813

		15,068,061

Commercial Banks – 1.0%
Banco Itau Holding Financeira SA	42,375	856,699
Banco Santander Central Hispano SA	33,809	616,816

		1,473,515

Diversified Financial Services – 2.1%
Bolsa De Mercadorias E Futuros	25,400	218,810
CME Group, Inc. – Class A	5,356	2,052,366
NYSE Euronext	18,600	942,276

		3,213,452

Insurance – 1.3%
American International Group, Inc.	29,100	769,986
MBIA, Inc.	57,200	251,108
QBE Insurance Group Ltd.	45,618	980,840

		2,001,934

Thrifts & Mortgage Finance – 2.2%
Federal National Mortgage Association	147,900	2,885,529
Housing Development Finance Corp.	10,921	499,976

		3,385,505

		25,142,467

Energy – 13.5%
Energy Equipment & Services – 4.9%
Baker Hughes, Inc.	39,654	3,463,380
Cameron International Corp.(a)	36,400	2,014,740
Technip SA	21,834	2,014,834

		7,492,954

Oil, Gas & Consumable Fuels – 8.6%
Addax Petroleum Corp.	19,580	945,493
EOG Resources, Inc.	31,500	4,132,800
Noble Energy, Inc.	32,820	3,300,379
Petroleo Brasileiro SA (Sponsored) (ADR)	25,600	1,483,520
Sasol Ltd.	24,430	1,438,067
StatoilHydro ASA	51,504	1,921,602

		13,221,861

		20,714,815

12	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 12.9%
Communications Equipment – 2.5%
Cisco Systems, Inc.(a)	64,996	$1,511,807
Juniper Networks, Inc.(a)	22,500	499,050
QUALCOMM, Inc.	22,500	998,325
Research In Motion Ltd.(a)	7,700	900,130

		3,909,312

Computers & Peripherals – 2.5%
Apple, Inc.(a)	9,900	1,657,656
EMC Corp.(a)	19,971	293,374
International Business Machines Corp.	16,100	1,908,333

		3,859,363

Electronic Equipment & Instruments – 0.8%
Amphenol Corp. – Class A	10,900	489,192
Tyco Electronics Ltd.	20,300	727,146

		1,216,338

Internet Software & Services – 1.5%
Akamai Technologies, Inc.(a)	5,900	205,261
Google, Inc. – Class A(a)	3,878	2,041,457

		2,246,718

IT Services – 0.1%
Cap Gemini SA	3,566	209,066

Office Electronics – 0.2%
Konica Minolta Holdings, Inc.	14,500	245,608

Semiconductors & Semiconductor Equipment – 3.2%
Analog Devices, Inc.	16,100	511,497
Applied Materials, Inc.	42,600	813,234
Broadcom Corp. – Class A(a)	18,350	500,771
Intel Corp.	73,900	1,587,372
Intersil Corp. – Class A	11,100	269,952
Lam Research Corp.(a)	5,700	206,055
Linear Technology Corp.	7,800	254,046
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	33,001	360,041
Tokyo Electron Ltd.	7,600	438,277

		4,941,245

Software – 2.1%
Adobe Systems, Inc.(a)	16,008	630,555
Nintendo Co. Ltd.	1,900	1,077,440
Red Hat, Inc.(a)	16,000	331,040
Salesforce.com, Inc.(a)	8,100	552,663
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	9,200	249,780
VMware, Inc. – Class A(a)	7,200	387,792

		3,229,270

		19,856,920

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 11.3%
Aerospace & Defense – 3.3%
BAE Systems PLC	211,416	$1,855,662
Honeywell International, Inc.	17,300	869,844
Lockheed Martin Corp.	13,400	1,322,044
United Technologies Corp.	17,100	1,055,070

		5,102,620

Air Freight & Logistics – 0.5%
United Parcel Service, Inc. – Class B	13,400	823,698

Construction & Engineering – 0.7%
Fluor Corp.	5,600	1,042,048

Electrical Equipment – 1.9%
ABB Ltd.	39,442	1,116,439
Ametek, Inc.	6,500	306,930
Emerson Electric Co.	24,700	1,221,415
First Solar, Inc.(a)	800	218,256

		2,863,040

Industrial Conglomerates – 1.0%
Siemens AG	10,383	1,144,534
Smiths Group PLC	20,673	445,434

		1,589,968

Machinery – 1.0%
Atlas Copco AB – Class A	49,962	730,713
Danaher Corp.	10,190	787,687

		1,518,400

Road & Rail – 0.7%
Union Pacific Corp.	13,900	1,049,450

Trading Companies & Distributors – 2.2%
Mitsubishi Corp.	47,800	1,575,044
Mitsui & Co. Ltd.	79,000	1,743,616

		3,318,660

		17,307,884

Materials – 11.2%
Chemicals – 4.2%
Air Products & Chemicals, Inc.	26,200	2,590,132
Monsanto Co.	14,900	1,883,956
Potash Corp. of Saskatchewan	8,900	2,034,273

		6,508,361

Metals & Mining – 7.0%
BHP Billiton PLC	368	14,113
Cia Vale do Rio Doce (ADR)	59,000	2,113,380
Rio Tinto PLC	37,612	4,529,497
Sterlite Industries India Ltd. (ADR)(a)	31,600	502,440
Xstrata PLC	44,555	3,549,266

		10,708,696

		17,217,057

14	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 10.8%
Beverages – 1.0%
Asahi Breweries Ltd.	44,600	$833,731
The Coca-Cola Co.	13,700	712,126

		1,545,857

Food & Staples Retailing – 4.7%
Tesco PLC	224,883	1,644,861
Wal-Mart de Mexico SAB de CV Series V	444,674	1,769,969
Wal-Mart Stores, Inc.	61,100	3,433,820
X 5 Retail Group NV (GDR)(a)(b)	11,203	375,540

		7,224,190

Food Products – 3.9%
Archer-Daniels-Midland Co.	19,200	648,000
Bunge Ltd.	16,500	1,776,885
Kellogg Co.	12,700	609,854
Nestle SA	57,410	2,587,163
Wilmar International Ltd.	81,000	300,982

		5,922,884

Personal Products – 0.7%
The Estee Lauder Cos, Inc. – Class A	13,800	641,010
Oriflame Cosmetics SA (SDR)	6,248	399,273

		1,040,283

Tobacco – 0.5%
ITC Ltd.	175,533	765,611

		16,498,825

Health Care – 9.6%
Biotechnology – 1.5%
Basilea Pharmaceutica(a)	1,347	218,760
Genentech, Inc.(a)	12,410	941,919
Gilead Sciences, Inc.(a)	22,400	1,186,080

		2,346,759

Health Care Equipment & Supplies – 2.7%
Alcon, Inc.	10,750	1,749,993
Baxter International, Inc.	22,400	1,432,256
Becton Dickinson & Co.	11,300	918,690

		4,100,939

Health Care Providers & Services – 1.5%
Aetna, Inc.	28,600	1,159,158
Medco Health Solutions, Inc.(a)	22,400	1,057,280

		2,216,438

Pharmaceuticals – 3.9%
Allergan, Inc.	11,800	614,190
Eli Lilly & Co.	15,800	729,328
Merck & Co., Inc.	22,900	863,101
Novartis AG	7,564	416,263
Roche Holding AG	8,921	1,603,749
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	38,700	1,772,460

		5,999,091

		14,663,227

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.1%
Auto Components – 0.5%
Denso Corp.	20,700	$712,937

Automobiles – 1.2%
Fiat SpA	49,922	812,579
Honda Motor Co. Ltd.	30,900	1,054,514

		1,867,093

Distributors – 0.6%
Li & Fung Ltd.	312,000	941,447

Hotels, Restaurants & Leisure – 0.7%
Ctrip.com International Ltd. (ADR)	2,300	105,294
Wyndham Worldwide Corp.	57,700	1,033,407

		1,138,701

Household Durables – 0.3%
Sony Corp.	9,500	416,420

Media – 0.5%
The DIRECTV Group, Inc.(a)	17,300	448,243
Eutelsat Communications	3,927	108,936
Viacom, Inc. – Class B(a)	8,400	256,536

		813,715

Multiline Retail – 1.5%
Kohl’s Corp.(a)	35,200	1,409,408
Lotte Shopping Co. Ltd.	2,997	892,722

		2,302,130

Specialty Retail – 1.1%
Belle International Holdings Ltd.	668,000	602,718
Lowe’s Cos, Inc.	53,400	1,108,050

		1,710,768

Textiles, Apparel & Luxury Goods – 0.7%
Adidas AG	16,837	1,060,804

		10,964,015

Utilities – 2.5%
Electric Utilities – 0.5%
E.ON AG	3,906	786,865

Independent Power Producers & Energy Traders – 2.0%
Iberdrola Renovables SA(a)	203,900	1,570,887
International Power PLC	176,029	1,507,985

		3,078,872

		3,865,737

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 0.3%
Tw Telecom, Inc. – Class A(a)	15,400	246,862
Vimpel-Communications (Sponsored) (ADR)	9,500	281,960

		528,822

16	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	8,000	$422,000
MTN Group Ltd.	15,040	238,068
NTT Docomo, Inc.	160	234,679
Sprint Nextel Corp.	51,000	484,500
Vodafone Group PLC	157,070	462,777

		1,842,024

		2,370,846

Total Common Stocks (cost $148,697,695)		148,601,793

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.6%
Time Deposit – 2.6%
Bank of New York 1.00%, 7/01/08 (cost $4,015,000)	$4,015	4,015,000

Total Investments – 99.4% (cost $152,712,695)		152,616,793
Other assets less liabilities – 0.6%		849,767

Net Assets – 100.0%		$153,466,560

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of this security amounted to $375,540 or 0.2% of net assets.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

SDR – Swedish Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2008

Assets
Investments in securities, at value (cost $152,712,695)	$152,616,793
Cash	1,147
Foreign cash, at value (cost $703,363)	719,627
Receivable for investment securities sold	1,375,711
Dividends and interest receivable	329,221
Receivable for capital stock sold	292,534

Total assets	155,335,033

Liabilities
Payable for investment securities purchased and foreign currency contracts	1,394,382
Payable for capital stock redeemed	168,772
Advisory fee payable	97,395
Administrative fee payable	26,500
Distribution fee payable	18,238
Transfer Agent fee payable	7,018
Accrued expenses and other liabilities	156,168

Total liabilities	1,868,473

Net Assets	$153,466,560

Composition of Net Assets
Capital stock, at par	$10,029
Additional paid-in capital	152,757,520
Distributions in excess of net investment income	(50,170)
Accumulated net realized gain on investment and foreign currency transactions	813,517
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(64,336)

$153,466,560

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$54,083,505	3,553,626	$15.22	*

B	$2,083,437	143,414	$14.53

C	$2,908,145	200,368	$14.51

Advisor	$93,375,039	6,065,049	$15.40

R	$12,372	818	$15.12

K	$279,283	18,325	$15.24

I	$724,779	47,312	$15.32

*	The maximum offering price per share for Class A shares was $15.90 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2008

Investment Income
Dividends (net of foreign taxes withheld of $114,506)	$2,338,793
Interest	83,317	$2,422,110

Expenses
Advisory fee (see Note B)	1,204,691
Distribution fee—Class A	174,139
Distribution fee—Class B	25,444
Distribution fee—Class C	34,102
Distribution fee—Class R	65
Distribution fee—Class K	267
Transfer agency—Class A	44,803
Transfer agency—Class B	3,540
Transfer agency—Class C	3,202
Transfer agency—Advisor Class	74,231
Transfer agency—Class R	9
Transfer agency—Class K	146
Transfer agency—Class I	7
Custodian	211,652
Administrative	104,500
Registration	96,320
Audit	61,235
Directors’ fees	45,200
Legal	44,521
Printing	38,046
Miscellaneous	23,850

Total expenses	2,189,970
Less: expenses waived and reimbursed by the Adviser (see Note B)	(53,830)
Less: expense offset arrangement (see Note B)	(1,542)

Net expenses		2,134,598

Net investment income		287,512

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		6,193,741	(a)
Foreign currency transactions		(189,849)
Net change in unrealized appreciation/depreciation of: Investments		(22,941,186	)(b)
Foreign currency denominated assets and liabilities		27,671

Net loss on investment and foreign currency transactions		(16,909,623)

Net Decrease in Net Assets from Operations		$(16,622,111)

(a)	Net of foreign capital gains taxes of $23,929.

(b)	Net change in accrued foreign capital gains taxes of $1,638.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2008	Year Ended June 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$287,512	$440,644
Net realized gain on investment and foreign currency transactions	6,003,892	9,665,253
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,913,515)	13,448,026

Net increase (decrease) in net assets from operations	(16,622,111)	23,553,923
Dividends and Distributions to Shareholders from
Net investment income
Class A	(96,060)	– 0	–
Advisor Class	(443,130)	(186,780)
Class R	(2)	– 0	–
Class K	(202)	– 0	–
Class I	(63)	(26)
Net realized gain on investment and foreign currency transactions
Class A	(5,252,277)	(2,837,345)
Class B	(252,611)	(168,559)
Class C	(335,092)	(215,564)
Advisor Class	(8,633,391)	(4,023,883)
Class R	(1,217)	(561)
Class K	(7,958)	(708)
Class I	(1,167)	(683)
Capital Stock Transactions
Net increase	25,776,733	18,334,068

Total increase (decrease)	(5,868,548)	34,453,882
Net Assets
Beginning of period	159,335,108	124,881,226

End of period (including (distributions in excess of) and undistributed net investment income/(loss) of ($50,170) and $235,076, respectively)	$153,466,560	$159,335,108

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Global Research Growth Fund, Inc. (the “Fund”) was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	21

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

22	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	23

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2008, such reimbursement amounted to $1,580.

Pursuant to the advisory agreement, the Fund has agreed to reimburse the Adviser for the cost of providing certain legal and accounting services. For the year ended June 30, 2008, the total amount of such fees was $104,500. The Adviser voluntarily agreed to waive a portion of such fees in the amount of $52,250.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, subaccounting services and/or networking services. The compensation retained by ABIS amounted to $32,295 for the year ended June 30, 2008.

For the year ended June 30, 2008, the Fund’s expenses were reduced by $1,542 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,507 from the sales of Class A shares and received $233, $2,441 and $1,510 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2008.

Brokerage commissions paid on investment transactions for the year ended June 30, 2008, amounted to $245,979, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares and .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the

24	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $33,565, $78,312, $1,649 and $1,744 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$159,614,205		$151,971,454
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$154,249,880

Gross unrealized appreciation	$17,431,734
Gross unrealized depreciation	(19,064,821)

Net unrealized depreciation	$(1,633,087)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	25

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Class A, Class B, Class C, Class R & Advisor Class each consists of 6,000,000,000 authorized shares. Class K & I each consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007

Class A
Shares sold	623,286	666,044	$10,779,377	$11,680,970

Shares issued in reinvestment of dividends and distributions	289,104	163,582	5,163,389	2,772,714

Shares converted from Class B	21,119	20,722	367,815	378,533

Shares redeemed	(497,212)	(747,572)	(8,788,528)	(13,209,504)

Net increase	436,297	102,776	$7,522,053	$1,622,713

Class B
Shares sold	45,260	42,991	$755,503	$719,781

Shares issued in reinvestment of distributions	14,035	8,186	240,278	134,165

Shares converted to Class A	(22,030)	(21,478)	(367,815)	(378,533)

Shares redeemed	(48,069)	(43,145)	(761,919)	(732,812)

Net decrease	(10,804)	(13,446)	$(133,953)	$(257,399)

26	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended June 30, 2008	Year Ended June 30, 2007		Year Ended June 30, 2008	Year Ended June 30, 2007

Class C
Shares sold	63,927	60,666		$1,088,849		$1,019,066

Shares issued in reinvestment of distributions	17,964	9,399		307,544		154,049

Shares redeemed	(63,540)	(88,950)		(1,043,454)		(1,522,781)

Net increase (decrease)	18,351	(18,885)		$352,939		$(349,666)

Advisor Class
Shares sold	2,705,357	1,953,605		$46,006,858		$35,023,262

Shares issued in reinvestment of dividends and distributions	490,215	245,700		8,843,479		4,199,006

Shares redeemed	(2,147,149)	(1,234,235)		(37,792,359)		(21,973,675)

Net increase	1,048,423	965,070		$17,057,978		$17,248,593

Class R
Shares sold	241	245		$4,222		$4,264

Shares issued in reinvestment of dividends and distributions	31	10		552		171

Shares redeemed	(82)	(45)		(1,292)		(844)

Net increase	190	210		$3,482		$3,591

Class K
Shares sold	13,539	3,735		$215,306		$66,266

Shares issued in reinvestment of dividends and distributions	389	1		6,963		25

Shares redeemed	(32)	(3)		(535)		(55)

Net increase	13,896	3,733		$221,734		$66,236

Class I
Shares sold	46,623	– 0	–	$752,500	$	– 0	–

Net increase	46,623	– 0	–	$752,500	$	– 0	–

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	27

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,302,423	$376,947
Net long-term capital gains	13,720,748	7,057,162

Total distributions paid	$15,023,171	$7,434,109

As of June 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$2,437,189
Accumulated capital and other losses	(136,628	)(a)
Unrealized appreciation/(depreciation)	(1,601,521	)(b)

Total accumulated earnings/(deficit)	$699,040	(c)

(a)

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2008, the Fund deferred to July 1, 2008 post-October currency losses of $136,628.

(b)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Company (“PFIC”) and the tax treatment of partnerships.

(c)	The difference between book basis and tax basis components of accumulated earnings/(deficit) is attributed primarily to tax treatment of organizational expenses.

28	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to foreign currency transactions, Indian capital gain tax reclassification, the tax treatment of Passive Foreign Investment Companies (“PFICs”) resulted in a net increase in distributions in excess of net investment income, a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	29

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 31, 2007, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2005-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after

30	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Notes to Financial Statements

November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Effective November 3, 2008 the Fund’s new name is AllianceBernstein Global Growth Fund, Inc.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 18.71		$ 16.73		$ 14.47		$ 13.23		$ 11.33

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)	.03		.03	(c)	(.02	)(c)	(.01	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.76)		2.94		2.73		1.35		2.68
Contribution from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.76)		2.97		2.76		1.33		2.67

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	– 0	–	– 0	–(b)	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(1.70)		(.99)		(.50)		(.09)		(.76)

Total dividends and distributions	(1.73)		(.99)		(.50)		(.09)		(.77)

Net asset value, end of period	$ 15.22		$ 18.71		$ 16.73		$ 14.47		$ 13.23

Total Return
Total investment return based on net asset value(e)	(10.79)%		18.37%		19.25%		10.06%		23.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,084		$58,325		$50,432		$33,944		$20,562
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.49%		1.50%		1.50	%(g)	1.50%		1.50%
Expenses, before waivers/ reimbursements	1.52%		1.61%		1.93	%(g)	2.51%		7.68%
Net investment income (loss)	.00	%(f)	.14%		.18	%(c)(g)	(.15	)%(c)	(.16	)%(d)
Portfolio turnover rate	97%		80%		79%		66%		85%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended June 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26

Income From Investment Operations
Net investment loss(a)	(.13)	(.10)	(.05	)(c)	(.09	)(c)	(.18	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	2.85	2.64	1.31	2.72
Contribution from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.79)	2.75	2.59	1.22	2.54

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	(.09)	(.76)

Net asset value, end of period	$ 14.53	$ 18.02	$ 16.26	$ 14.17	$ 13.04

Total Return
Total investment return based on net asset value(e)	(11.38)%	17.53%	18.44%	9.34%	22.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,083	$2,779	$2,726	$641	$162
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20%	2.20%	2.20	%(g)	2.20%	2.21%
Expenses, before waivers/ reimbursements	2.28%	2.36%	2.60	%(g)	3.44%	11.40%
Net investment loss	(.75)%	(.58)%	(.33	)%(c)(g)	(.67	)%(c)	(2.22	)%(d)
Portfolio turnover rate	97%	80%	79%	66%	85%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26

Income From Investment Operations
Net investment loss(a)	(.12)	(.10)	(.05	)(c)	(.11	)(c)	(.08	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)	2.85	2.64	1.33	2.62
Contribution from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.81)	2.75	2.59	1.22	2.54

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	(.09)	(.76)

Net asset value, end of period	$ 14.51	$ 18.02	$ 16.26	$ 14.17	$ 13.04

Total Return
Total investment return based on net asset value(e)	(11.51)%	17.53%	18.44%	9.34%	22.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,908	$3,280	$3,266	$934	$468
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20%	2.20%	2.20	%(g)	2.20%	2.20%
Expenses, before waivers/ reimbursements	2.23%	2.32%	2.59	%(g)	3.28%	10.96%
Net investment loss	(.72)%	(.60)%	(.30	)%(c)(g)	(.80	)%(c)	(.73	)%(d)
Portfolio turnover rate	97%	80%	79%	66%	85%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 18.91	$ 16.89	$ 14.56	$ 13.27	$ 11.36

Income From Investment Operations
Net investment income(a)	.06	.09	.11	(c)	.02	(c)	.01	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.78)	2.97	2.72	1.36	2.70
Contribution from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.72)	3.06	2.83	1.38	2.71

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	– 0	–	– 0	–(b)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	(.09)	(.76)

Total dividends and distributions	(1.79)	(1.04)	(.50)	(.09)	(.80)

Net asset value, end of period	$ 15.40	$ 18.91	$ 16.89	$ 14.56	$ 13.27

Total Return
Total investment return based on net asset value(e)	(10.52)%	18.75%	19.61%	10.43%	24.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,375	$94,843	$68,427	$26,104	$20,202
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.18%	1.20%	1.20	%(g)	1.20%	1.26%
Expenses, before waivers/ reimbursements	1.21%	1.30%	1.58	%(g)	2.18%	7.46%
Net investment income	.34%	.50%	.67	%(c)(g)	.13	%(c)	.08	%(d)
Portfolio turnover rate	97%	80%	79%	66%	85%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	September 1, 2004(h) to June 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 18.60	$ 16.68	$ 14.44	$ 12.72

Income From Investment Operations
Net investment loss(a)(c)	(.03)	– 0	–	(.01)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.75)	2.91	2.75	1.85
Contribution from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–

Net increase (decrease) in net asset value from operations	(1.78)	2.91	2.74	1.81

Less: Dividends and Distributions
Dividends from net investment income	.00	(b)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	(.09)

Total dividends and distributions	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 15.12	$ 18.60	$ 16.68	$ 14.44

Total Return
Total investment return based on net asset value(e)	(10.94)%	18.06%	19.14%	14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$12	$7	$6
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.68%	1.70%	1.70	%(g)	1.70	%(i)
Expenses, before waivers/ reimbursements	1.71%	1.82%	2.41	%(g)	2.76	%(i)
Net investment income (loss)(c)	(.17)%	.00	%(f)	(.04	)%(g)	(.31	)%(i)
Portfolio turnover rate	97%	80%	79%	66%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	March 1, 2005(h) to June 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 18.74	$ 16.74	$ 14.47	$ 14.52

Income From Investment Operations
Net investment income(a)(c)	.02	.12	.03	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.78)	2.87	2.74	(.08)
Contribution from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–

Net increase (decrease) in net asset value from operations	(1.76)	2.99	2.77	(.05)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	(1.74)	(.99)	(.50)	– 0	–

Net asset value, end of period	$ 15.24	$ 18.74	$ 16.74	$ 14.47

Total Return
Total investment return based on net asset value(e)	(10.77)%	18.49%	19.32%	(.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$279	$83	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.45%	1.45%	1.45	%(g)	1.45	%(i)
Expenses, before waivers/ reimbursements	1.57%	1.59%	2.09	%(g)	3.10	%(i)
Net investment income(c)	.15%	.70%	.20	%(g)	.54	%(i)
Portfolio turnover rate	97%	80%	79%	66%

See footnote summary on page 38.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,	March 1, 2005(h) to June 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 18.81	$ 16.80	$ 14.48	$ 14.52

Income From Investment Operations
Net investment income (loss)(a)(c)	(.01)	.08	.07	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)	2.96	2.75	(.08)
Contribution from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–

Net increase (decrease) in net asset value from operations	(1.70)	3.04	2.82	(.04)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.04)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	(1.79)	(1.03)	(.50)	– 0	–

Net asset value, end of period	$ 15.32	$ 18.81	$ 16.80	$ 14.48

Total Return
Total investment return based on net asset value(e)	(10.44)%	18.74%	19.65%	(.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$725	$13	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.20%	1.20%	1.20	%(g)	1.20	%(i)
Expenses, before waivers/ reimbursements	1.83%	1.26%	1.76	%(g)	2.85	%(i)
Net investment income (loss)(c)	(.13)%	.44%	.45	%(g)	.79	%(i)
Portfolio turnover rate	97%	80%	79%	66%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Net of expenses waived and reimbursed by the Adviser and the Transfer Agent.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Amount is less than 0.005%.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of distribution.

(i)	Annualized.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Global Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Research Growth Fund, Inc. as of June 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the two-year period ended June 30, 2005 were audited by other independent registered public accountants whose report thereon, dated August 19, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Research Growth Fund, Inc. as of June 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 25, 2008

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	39

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended June 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of its ordinary dividends paid during its fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%. The Fund also designates $13,720,748 as long-term capital gain dividends. In addition, the Fund designates 100% of its ordinary dividends paid during the fiscal year as qualifying for the dividends paid deduction for corporate shareholders. The Fund also designates 59% of its ordinary dividends paid during the fiscal year as qualified short term capital gains for foreign shareholders only. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2008. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

40	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Steven A. Nussbaum(3), Senior Vice President

Eric P. Hewitt(3), Vice President

Siobhan F. McManus, Vice President

David G. Robinson(3), Vice President

Robert W. Scheetz, Vice President

Lisa A. Shalett, Vice President

Jane E. Schneirov(3), Vice President

Francis X. Suozzo(3), Vice President

Christopher M. Toub, Vice President

Paul A. Vogel(3), Vice President

Janet A. Walsh(3), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

The Bank of New York

One Wall Street

New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retired effective June 30, 2008.

(3)	The day-to-day management of, and investment decisions for, the AllianceBernstein Global Research Growth Fund are made by the Adviser’s Global Research Growth research sector heads, with oversight by the Adviser’s Global Research Growth Portfolio Oversight Group. The Adviser’s Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund’s assets are invested and the percentage allocation into each sector. The research sector heads include: Steven A. Nussbaum, Eric P. Hewitt, David G. Robinson, Jane E. Schneirov, Francis X. Suozzo, Janet A. Walsh and Paul A. Vogel.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	41

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2000, and, Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC (“SCB & Co.”) and its predecessor.	98	SCB Partners Inc. and SCB Inc.

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,**,+ 75 (2002)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	100	None

42	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
David H. Dievler, # ,++ 78 (2002)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”), (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	99	None
John H. Dobkin, # 66 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 - June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	98	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	98	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	98	Intel Corporation (semi- conductors) and Cirrus Logic Corporation (semi- conductors)

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	98	None

Garry L. Moody, # 56 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	97	None

Marshall C. Turner, Jr., # 66 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	98	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

44	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE AND (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA. Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	98	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

++	Retired effective June 30, 2008.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	45

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds,** with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since 2003.

Steven A. Nussbaum 44	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Eric P. Hewitt, 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2003.

Siobhan F. McManus 46	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

David G. Robinson	Vice President	Vice President of the Adviser,** with which he has been associated since March 2003.

Robert W. Scheetz	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Lisa A. Shalett 45	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2003.

Jane E. Schneirov, 38	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

Francis X. Suozzo, 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Christopher M. Toub 49	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003.

Paul A. Vogel, 35	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Janet A. Walsh, 46	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

46	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2003.

Vincent S. Noto, 43	Controller	Vice President of ABIS,** with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS, AB Australia and SCB & Co. are affiliates of the Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	47

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Research Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

48	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	49

and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to, the Morgan Stanley Capital International (MSCI) World Index (Net) and the MSCI World Growth Index (Net) (the “MSCI World Growth Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2008 and (in the case of the indices) the since inception period (July 2002 inception). The directors noted that the Fund was 3rd out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 1-year period, 2nd out of 4 of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period and 2nd out of 4 of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and that the Fund outperformed both indices in all periods reviewed except when it underperformed the MSCI World Growth Index in the 1-year period. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at

50	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an expense limitation undertaking by the Adviser. The directors view expense ratio information as relevant to their evaluation of the Adviser’s provision of services since the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	51

a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

52	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Research Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	53

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$161.6	Global Research Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $83,000 (0.06% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4] (12/31/07)		Fiscal Year End
Global Research Growth Fund, Inc.[5]	Advisor Class A Class B Class C Class R Class K Class I	1.20 1.50 2.20 2.20 1.70 1.45 1.20	% % % % % % %	1.31 1.61 2.37 2.33 1.81 1.63 1.25	% % % % % % %	June 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
4	Annualized.
5	The stated caps were implemented on February 2, 2004 with respect to Advisor Class, Class A, Class B, and Class C shares and on September 1, 2004 (inception date of Class R) with respect to Class R shares. Prior thereto, with respect to Advisory Class, Class A, Class B and Class C shares, the caps were 1.40%, 1.70%, 2.40% and 2.40%, respectively.

54	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	55

have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Research Growth Fund, Inc.	$161.6	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.524%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Adv. Fee
Global Research Growth Fund, Inc.	Global Research Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Growth Trends Portfolio Class A	1.70%
Class I (Institutional)	0.90%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

56	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee[8]
Global Research Growth Fund, Inc.	Alliance Global Research Growth[9]	0.30%	[10]
	Alliance Global Growth Opportunities 1[9]	1.00%
	Alliance Global Growth Opportunities 2[9]	0.80%
	Alliance Global Growth Opportunities 3[9]	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

9	This ITM fund is privately placed or institutional.

10	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	57

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Global Research Growth Fund, Inc.[14]	0.750	0.900	4/11

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Research Growth Fund, Inc.[18]	1.501	1.519	5/11	1.501	20/38

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

13	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that effectively reduce the actual management fee.

14	The Fund’s EG includes the Fund, three other Global Large-Cap Growth Funds (“GLCG”), four Global Multi-Cap Growth Funds (“GMLG”) and three Global Multi-Cap Core Funds (“GMLC”).

15	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Fund’s EU includes the Fund, EG and all other GLCG, GMLG and GMLC funds, excluding outliers.

58	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.19 During the Fund’s most recently completed fiscal year,

19	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	59

ABI received from the Fund $2,174, $226,971 and $7,314 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $28,317 in fees from the Fund.20

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

20	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $2,696 under the offset agreement between the Fund and ABIS.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

60	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile of their comparable peers.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

22	The Deli study was originally published in 2002 based on 1997 data.

23	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	61

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2008.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.44	4.27	2.05	3/4	11/18
3 year	11.87	11.34	10.55	2/4	4/14
5 year	16.60	16.32	16.07	2/4	5/11

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Research Growth Fund, Inc.	1.44	11.87	16.60	14.33	11.16	1.14	5
MSCI World Index (Net)	-0.47	10.64	15.83	14.05	9.77	1.22	5
MSCI World Growth (Net)	3.33	10.77	14.27	12.92
Inception Date: July 22, 2002

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

25	The Fund’s PG and PU are not identical to the Fund’s EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

62	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

64	• ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRG-0151-0608

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit- Related Fees	Tax Fees
2007	$36,700	$–	$7,000
2008	$38,400	$–	$20,113

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2007	$614,032	$7,000
		$–
		$(7,000)
2008	$422,713	$20,113
		( )
		$(20,113)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Research Growth Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: August 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: August 25, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: August 25, 2008